UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2020

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-24435	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia		22182
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Class A common stock, par value $0.001 per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 3, 2020, the Board of Directors of MicroStrategy Incorporated (the “Company”) appointed Phong Le, the Company’s Senior Executive Vice President, Chief Operating Officer & Chief Financial Officer, to serve as the Company’s President, effective as of July 6, 2020. With the appointment of Mr. Le as described above, Michael J. Saylor no longer serves as the Company’s President and Mr. Le no longer serves as Senior Executive Vice President or Chief Operating Officer of the Company. Mr. Saylor will continue to serve as the Chairman of the Board of Directors and Chief Executive Officer of the Company, with Mr. Le continuing to report to Mr. Saylor, and Mr. Le will continue to serve as Chief Financial Officer of the Company. Prior to his appointment as President, Mr. Le had served as the Company’s Chief Operating Officer since June 2018. In addition, Mr. Le has served as the Company’s Chief Financial Officer since April 2020 and previously served as the Company’s Chief Financial Officer from August 2015 to November 2019. Prior to joining the Company, Mr. Le served as the chief financial officer of XO Communications, a privately held telecommunications company, from August 2014 to August 2015.

On July 3, 2020, the Board of Directors of the Company appointed Jeanine Montgomery to serve as the Company’s Senior Vice President & Chief Accounting Officer, in which position she will serve as the Company’s principal accounting officer, effective as of July 6, 2020. With the appointment of Ms. Montgomery as described above, Mr. Le no longer serves as the Company’s principal accounting officer. Prior to her appointment as Senior Vice President & Chief Accounting Officer, Ms. Montgomery had served as the Company’s Senior Vice President, Finance & Worldwide Controller, a position she had held since September 2016. Previously she served as chief accounting officer of comScore, Inc., a publicly traded information and analytics company, from December 2015 to September 2016, and as vice president, chief accounting officer of Beacon Roofing Supply, Inc., a publicly traded distributor of roofing materials and complementary building products, from July 2013 to December 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2020	MicroStrategy Incorporated (Registrant)

	By:	/s/ W. Ming Shao
	Name:	W. Ming Shao
	Title:	Senior Executive Vice President & General Counsel